OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2017
OTHER CURRENT ASSETS.
Summary of other current assets

	2017	2016
Year ended 31 December	US$’000	US$’000
Oil inventory on hand, lesser of cost or net realizable value	908	517
Equipment inventory, lesser of cost or net realizable value	1,479	1,721
Prepaid expenses	915	1,205
Other	170	635
Total other current assets	3,472	4,078